                                                                    EXHIBIT 10.8

                               PROMISSORY NOTE
                                    No. 14


BORROWER:      AMERISHOP CORP.                            AMOUNT:       $125,000

LENDER:        RENAISSANCE CAPITAL PARTNERS II, LTD.      DUE:   ON DEMAND OR ON
                                                                  MARCH 31, 1996

1.  BORROWERS PROMISE TO PAY
    In consideration of sums this day advanced to Borrower from Lender, receipt of which is herewith acknowledged, the undersigned ("Borrower"), promises to repay, to the order of RENAISSANCE CAPITAL PARTNERS II, LTD. ("Lender") or to his assigns, at Dallas, Texas, on Demand or otherwise, if not earlier demanded, on or before March 31, 1996, the sum of One Hundred Twenty-five Thousand Dollars (U.S. $125,000).

2.  INTEREST
    Interest will accrue on the unpaid principal balance outstanding from time to time at the rate of twelve and one half per cent (12.5%) per annum.

3.  PAYMENTS
    Monthly interest payments on the sums advanced shall commence October
    1, 1995. If not sooner paid, this note shall be due at 12:01 PM, March 31, 1996, at which time any remaining principal and interest thereon shall be payable in full.

4.  LOAN CHARGES
    Any interest and other charges for borrowing shall not exceed the maximum interest rate allowed from time to time under law. Any charges which exceed any statutory maximum shall be applied against principal or at the option of the Lender may be refunded. This loan has been negotiated and is payable in Texas and shall be construed in accordance with Texas law.

5.  DEFAULT
    Failure to pay any installment of principal, interest or other obligation due to Borrower hereunder or under any other loans or obligations when such loans or obligations are due shall be an event of default of this agreement. In the event of default, all sums due from Borrower shall be immediately due and payable. In the event such amounts are not paid, Borrower may seek all remedies as are available under law to secure payment hereof. In the event of legal action to obtain collection, Borrower will be responsible for and pay all legal fees and costs of collection incurred by Lender, it being specified and agreed that such legal fee shall be 15% of the outstanding principal and interest of this note at the date of suit. Any extension of payment, acceptance of partial payments or failure of Lender to request payment shall not constitute a waiver of any rights by Lender, accept if and to the extent such is in writing. Borrower waives demand for payment, presentment, protest, notice of protest and nonpayment, or other notice of default, notice of acceleration and intention to accelerate, and agrees that their liability under this note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consents to any all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes. No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever by construed as a waiver of any rights or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

6.  SECURITY
    Borrower's obligations hereunder are secured by its pledge and assignment of certain property rights as described in the UCC-1 filed on or around the date of this note and by the Pledge Agreement dated October 28, 1993.

DATED AS OF: August 30, 1995.



                                                BORROWER
                                                AmeriShop Corp.

                                                By  /s/ Joseph B. Preston
                                                    ------------------------
                                                     Joseph B. Preston
                                                     President



                         ACKNOWLEDGMENT FOR BORROWER


On the ______ day of August 1995, before me personally appeared JOSEPH B. PRESTON, known to me, who by me being duly sworn deposed and said: that he is the PRESIDENT OF AMERISHOP CORP., a Delaware corporation, and the corporation described in and which executed the foregoing instrument; that the foregoing instrument has been duly authorized by the Board of Directors of the corporation; that he has been duly ordered and has the power to execute such instrument as the binding obligation of the corporation and has signed his name thereto by such order; and that the seal affixed to the instrument is the seal of such corporation and it was affixed to this instrument by such order, or, if no seal is affixed then, no seal is required to authenticate the instrument as the binding act and agreement of such corporation.



                                            --------------------------------
                                                    Notary Public

                               PROMISSORY NOTE

BORROWER: AMERISHOP CORP.                                AMOUNT: $1,428,448.38

LENDER:   RENAISSANCE CAPITAL PARTNERS II, LTD.          DUE:  ON DEMAND OR ON
                                                                  JULY 1, 1995

1.  BORROWERS PROMISE TO PAY

    In consideration for the cancellation of previously issued Promissory
    Notes, for cash advanced and for past due interest which Borrower owes Lender, said debts and the receipt cash which are herewith acknowledged, the undersigned ("Borrower"), promises to repay, to the order of RENAISSANCE CAPITAL PARTNERS II, LTD. ("Lender") or to his assigns, at Dallas, Texas, on Demand or otherwise, if not earlier demanded, on or before July 1, 1995, the sum of One Million Four Hundred Twenty-eight Thousand, Four Hundred Forty-eight Dollars and Thirty-eight Cents ($1,428,448.38).

2.  INTEREST
    Interest will accrue on the unpaid principal balance outstanding from time to time at the rate of twelve and one half per cent (12.5%) per annum.

3.  PAYMENTS
    Monthly interest payments on the sums advanced shall commence
    November 1, 1994. If not sooner paid, this note shall be due at 12:01 PM, July 1, 1995, at which time any remaining principal and interest thereon shall be payable in full.

4.  LOAN CHARGES
    Any interest and other charges for borrowing shall not exceed the maximum interest rate allowed from time to time under law. Any charges which exceed any statutory maximum shall be applied against principal or at the option of the Lender may be refunded. This loan has been negotiated and is payable in Texas and shall be construed in accordance with Texas law.

5.  DEFAULT
    Failure to pay any installment of principal, interest or other obligation due to Borrower hereunder or under any other loans or obligations when such loans or obligations are due shall be an event of default of this agreement. In the event of default, all sums due from Borrower shall be immediately due and payable. In the event such amounts are not paid, Borrower may seek all remedies as are available under law to secure payment hereof. In the event of legal action to obtain collection, Borrower will be responsible for and pay all legal fees and costs of collection incurred by Lender, it being specified and agreed that such legal fee shall be 15% of the outstanding principal and interest of this note at the date of suit. Any extension of payment, acceptance of partial payments or failure of Lender to request payament shall not constitute a waiver of any rights by Lender, accept if and to the extent such is in writing. Borrower waives demand of payment, presentment, protest, notice of protest and nonpayment, or other notice of default, notice of acceleration and intention to accelerate, and agrees that their liability under this note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consents to any all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes. No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever by construed as a waiver of any rights or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

6. SECURITY
   Borrower's obligations hereunder are secured by its pledge and assignment of certain property rights as described in the UCC-1 filed by Lender and by the Pledge Agreement dated October 28, 1993.

DATED AS OF: September 30, 1994.


                                           BORROWER
                                           AmeriShop Corp.

                                           By /s/ Joseph B. Preston
                                              -----------------------------
                                                  Joseph B. Preston
                                                  President




                         ACKNOWLEDGMENT FOR BORROWER


On the 30th day of September 1994, before me personally appeared JOSEPH B. PRESTON, known to me, who by me being duly sworn deposed and said: that he is PRESIDENT OF AMERISHOP CORP., a Delaware corporation, and the corporation described in and which executed the foregoing instrument; that the foregoing instrument has been duly authorized by the Board of Directors of the corporation; that he has been duly ordered and has the power to execute such instrument as the binding obligation of the corporation and has signed his name thereto by such order; and that the seal affixed to the instrument is the seal of such corporation and it was affixed to this instrument by such order, or, if no seal is affixed then, no seal is required to authenticate the instrument as the binding act and agreement of such corporation.

                                               Bonnie K. DeJong
           [seal]                             -------------------
                                                 Notary Public

                                                  [notary stamp]

                                      2